                                                        Exhibit 8(j)


                               AMENDED SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST


Fund                                                    Effective Date
----                                                    --------------

Schwab International Index Fund - Investor Shares       July 21, 1993

Schwab International Index Fund - Select Shares         April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares           October 14, 1993

Schwab Small-Cap Index Fund - Select Shares             April 30, 1997

Schwab Asset Director - High Growth Fund                September 25, 1995

Schwab Asset Director - Balanced Growth Fund            September 25, 1995

Schwab Asset Director - Conservative Growth Fund        September 25, 1995

Schwab S&P 500 Fund - Investor Shares                   February 28, 1996

Schwab S&P 500 Fund - e.Shares                          February 28, 1996

Schwab S&P 500 Fund - Select Shares                     April 30, 1997

Schwab Analytics Fund                                   May 21, 1996

Schwab OneSource Portfolios - International             September 2, 1996

Schwab OneSource Portfolios - Growth Allocation         October 13, 1996

Schwab OneSource Portfolios - Balanced Allocation       October 13, 1996


                                        SCHWAB CAPITAL TRUST

                                        By:     /s/ William J. Klipp
                                                -------------------------
                                        Name:   William J. Klipp
                                        Title:  Executive Vice President and
                                                Chief Operating Officer


                                        CHARLES SCHWAB & CO., INC.

                                        By:     /s/ Colleen M. Hummer
                                                -------------------------
                                        Name:   Colleen M. Hummer
                                        Title:  Senior Vice President

                               AMENDED SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                            FOR SCHWAB CAPITAL TRUST

           THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN
                                    ARREARS:


Fund                                    Fee
----                                    ---

Schwab International Index              Twenty one-hundredths of one percent
Fund-Investor Shares                    (.20%) of the class' average daily
                                        net assets

Schwab International Index              Five one-hundredths of one percent
Fund-Select Shares                      (.05%) of the class's average daily
                                        net assets

Schwab Small-Cap Index                  Twenty one-hundredths of one percent
Fund-Investor Shares                    (.20%) of the class's average daily
                                        net assets

Schwab Small-Cap Index                  Five one-hundredths of one percent
Fund-Select Shares                      (.05%) of the class's average daily
                                        net assets

Schwab Asset Director-High              Twenty one-hundredths of one percent
Growth Fund                             (.20%) of the Fund's average daily
                                        net assets

Schwab Asset Director-                  Twenty one-hundredths of one percent
Balanced Growth Fund                    (.20%) of the Fund's average daily
                                        net assets

Schwab Asset Director-                  Twenty one-hundredths of one percent
Conservative Growth Fund                (.20%) of the Fund's average daily
                                        net assets

Schwab S&P 500 Fund -                   Twenty one-hundredths of one percent
Investor Shares                         (.20%) of the class' average daily
                                        net assets

Schwab S&P 500 Fund -                   Five one-hundredths of one percent
e.Shares                                (0.05%) of the class' average daily
                                        net assets

Schwab S&P 500 Fund -                   Five one-hundredths of one percent
Select Shares                           (0.05%) of the class' average daily
                                        net assets

Fund                            Fee
----                            ---

Schwab Analytics Fund           Twenty one-hundredths of one percent
                                (.20%) of the Fund's average daily
                                net assets.

Schwab OneSource                Twenty one-hundredths of one percent
Portfolios-International        (.20%) of the Fund's average daily
                                net assets.

Schwab OneSource                Twenty one-hundredths of one percent
Portfolios-Growth               (.20%) of the Fund's average daily
Allocation                      net assets.

Schwab OneSource                Twenty one-hundredths of one percent
Portfolios-Balanced             (.20%) of the Fund's average daily
Allocation                      net assets.

                                SCHWAB CAPITAL TRUST

                                By:     /s/  William J. Klipp
                                   ------------------------------------
                                Name:   William J. Klipp
                                Title:  Executive Vice President and
                                        Chief Operating Officer



                                CHARLES SCHWAB & CO., INC.

                                By:     /s/  Colleen M. Hummer
                                   ------------------------------------
                                Name:   Colleen M. Hummer
                                Title:  Senior Vice President



                                      C-2